UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2026
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florrisant 13, 1206 Geneva, Switzerland	N.A
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, the Human Resources and Compensation Committee ("Compensation Committee") recommended, and the Board of Directors ("Board") of Bunge Global SA (the "Company") approved, a special, one-time performance-based incentive program (the "Executive Integration Incentive Program") applicable to certain senior officers of the Company, including the Chief Executive Officer and other named executive officers.

The Executive Integration Incentive Program consists of performance-based restricted stock units ("PBRSUs") to be granted as outlined below ("PBRSU Awards"). The PBRSU Awards will generally vest and be payable, if at all, based on the achievement of specified cumulative run-rate cost synergy targets over a three-year performance period beginning on January 1, 2026 and ending on December 31, 2028 (the "Performance Period"), subject to the terms and conditions of the applicable award agreements.

The Executive Integration Incentive Program was established in connection with the ongoing integration efforts related to the closing of the acquisition of Viterra Limited. This plan is intended to incentivize the execution of an accelerated integration and synergy capture plan and to reward sustained executive focus on the successful execution of these integration plans over a multi-year horizon.

The Board approved the PBRSU Awards to the Company's named executive officers in the following amounts:

Name and Position	Number of PBRSUs Granted
Gregory Heckman, Chief Executive Officer	63,281
Christos Dimopoulos, Executive Vice President, Global Markets & Chief Sustainability Officer	7,959
Julio Garros, Chief Operating Officer	19,501
John Neppl, Chief Financial Officer	12,099
Joseph Podwika, Chief Legal Officer	3,900

Any PBRSUs that are earned pursuant to the PBRSU Awards will generally vest and be settled in shares of the Company’s registered shares following the Compensation Committee’s certification of performance at the completion of the Performance Period, subject to the participant’s continued employment through the applicable vesting or settlement date, except as otherwise provided in the applicable award agreement; and additionally and specifically with respect to Messrs. Heckman and Neppl as members of our Executive Management Team, subject to general compliance with the maximum aggregate compensation amount for the Executive Management Team approved by shareholders.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary